UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                          Commission File No. 33-18978
                          ----------------------------

                        TEL-INSTRUMENT ELECTRONICS CORP
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                         Tel-Instrument Electronics Corp
                                 728 Garden St.
                               Carlstadt, NJ 07072

--------------------------------------------------------------------------------

                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                December 7, 2005

      The Annual Meeting of shareholders of Tel-Instrument Electronics Corp, will be held at the Company's principal office, 728 Garden St., Carlstadt, NJ, on Wednesday, December 7, 2005 at 4:00 p.m. EST, for the following purposes, as more fully described in the accompanying Proxy Statement:

            1.    To elect six directors for one year terms.

            2. To ratify the appointment of BDO Seidman, LLP as the Company's Independent Registered Public Accounting firm for the fiscal year ended March 31, 2006.

            3. To act upon such other business as may properly come before the meeting, or at any adjournment or postponement thereof.

      Shareholders of record at the close of business on October 31, 2005, are entitled to notice of, and to vote at, the meeting, or at any adjournment thereof.

      Whether or not you plan to attend the meeting in person, please vote as soon as possible by marking, dating, and signing the enclosed proxy card exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised, in the manner set forth below, and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter properly brought before the meeting.

      This Proxy Statement and the accompanying form of Proxy Card are being mailed beginning on or about November 4, 2005 to Stockholders entitled to vote. The Company's annual report for fiscal 2005 and quarterly report for the June 30, 2005 quarter, which contain consolidated financial statements, are being mailed with this Proxy Statement, but are not a part of the proxy soliciting materials.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Harold K. Fletcher
                                              ----------------------------------
                                              Harold K. Fletcher
                                              Chairman of the Board

Carlstadt, NJ
November 4, 2005

                                TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING..............................  4
   Proxies..................................................................  4
   Record Date and Outstanding Common Stock.................................  4
   Voting and Solicitation..................................................  5
   Revocability of Proxies..................................................  5
   Householding of Proxy Materials..........................................  5

PROPOSAL NO. 1 - ELECTION OF DIRECTORS......................................  6
   General..................................................................  6
   Vote Required............................................................  6
   Information Regarding the Nominees.......................................  7

CORPORATE GOVERNANCE, BOARD MEETINGS AND COMMITTEES.........................  8
   Code of Conduct..........................................................  8
   Audit Committee..........................................................  8
   Compensation Committee...................................................  9
   Nominating Committee..................................................... 10
   Compensation of Directors................................................ 10
   Compliance with Section 16(a) of the Exchange Act........................ 10

PROPOSAL NO. 2 -RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM........................................... 11
   Fees Paid to BDO Seidman, LLP............................................ 11
   Policy on Audit Committee Pre-Approval of Audit and
   Permissible Non-Audit Services........................................... 12
   Audit Committee Report................................................... 12

SECURITY OWNERSHIP.......................................................... 13

COMPENSATION COMMITTEE INTERLOCKS & INSIDER PARTICIPATATION................. 15

COMPENSATION COMMITTEE REPORT............................................... 15

EXECUTIVE COMPENSATION...................................................... 18

PERFORMANCE GRAPH........................................................... 21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................. 21

SHAREHOLDER PROPOSALS....................................................... 22

                         Tel-Instrument Electronics Corp
                                 728 Garden St.
                               Carlstadt, NJ 07072

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                December 7, 2005

--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Proxies

      This Proxy Statement is furnished in connection with the solicitation of proxies by Tel-Instrument Electronics Corp (the "Company") for use at the annual meeting of shareholders to be held at 4:00 p.m. EST, on Wednesday, December 7, 2005 at the Company's facilities at 728 Garden St., Carlstadt, NJ, or at any adjournment or postponement thereof. The Annual Report, which includes our audited financial statements for the fiscal year ended March 31, 2005, and our Quarterly Report for the quarter ended June 30, 2005, have been mailed to you with this Proxy Statement, but are not part of the proxy soliciting material.

      You may vote at the meeting in person or by proxy. We recommend that you vote by proxy, even if you plan to attend the meeting. You can always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for some, all, or none of the director candidates. You may also vote for or against the other proposals, or you may abstain from voting.

      All shares of common stock represented at the meeting by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the annual meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies, on which no specification has been made, will be voted for the election of the nominees for director named herein, and for the ratification of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2006. If any other matters are properly presented at the annual meeting for action, including a question of adjourning or postponing the annual meeting from time to time, the persons named in the proxies and acting hereunder, will have discretion to vote on such matters in accordance with their best judgment. The Company is unaware of any matters which will be submitted to Shareholders for action, other than as stated in the Proxy card.

      The Notice of Annual Meeting, this Proxy Statement, and the related proxy card are first being mailed to shareholders on or about November 4, 2005.

Record Date and Outstanding Common Stock

      The Board of Directors has fixed the close of business on October 31, 2005, as the Record Date for determining the holders of outstanding common stock entitled to notice of, and to vote at, the annual meeting. On that date, there were 2,187,831 shares of common stock issued, outstanding, and entitled to vote.

Voting and Solicitation

      Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date. Shareholders are entitled to vote their shares for each proposal, but do not have the right to cumulate votes in the election of directors.

      The presence in person or by proxy, of a majority of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at a meeting. An affirmative vote of a majority of the shares of common stock present in person or by proxy, at a meeting where there is a duly constituted quorum is necessary to adopt any matter submitted for vote. All votes will be tabulated by the inspector of election for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

      Proxies on which no specification has been made, including broker non votes, will be counted for quorum purposes and voted for the election of the nominees listed below, the ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm, and, if any, for other matters that are properly raised at the meeting, we will use our best judgment to vote your proxy. As of the date of this Proxy Statement, we are unaware of any other matters to be voted on. If you mark the Proxy Card indicating withholding of your vote, the equivalent to abstaining, your proxy will be counted in determining the quorum, but will not be a vote cast and, therefore, it will have the effect of a vote cast "against" the proposal.

      Tel will pay the expenses incurred in connection with the solicitation of proxies, and we are soliciting proxies principally by mail. In addition, directors, officers, and regular employees may solicit proxies, personally or by telephone, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares of common stock held by them, as of the record date, and will reimburse such persons for their reasonable expenses so incurred.

Revocability of Proxies

      Any shareholder who executes and returns a proxy may revoke it at any time before it is voted by (a) executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than his proxy, with our Corporate Secretary, before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Tel-Instrument Electronics Corp, 728 Garden St., Carlstadt, NJ 07072, Att: Joseph P. Macaluso.

Householding of Proxy Materials

      In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name and who do not participate in electronic delivery of proxy materials, will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

      If you share an address with another stockholder and receive only one set of proxy materials and would like to request a separate copy of these materials, please send your request to the Company, 728 Garden Street, Carlstadt, NJ, Attn:
Joseph P. Macaluso.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

      The Board consists of six directors elected annually. The six director candidates named below have been nominated for one-year terms. Please see "Nominating Committee" below for the Company's nominating procedures.

      Each candidate currently serves as a director. None of the candidates, except Harold K. Fletcher, Chairman of the Board and CEO of the Company, Robert
J. Melnick and Jeffrey O'Hara, Vice Presidents, is employed by the Company. Directors are elected annually, and until their successors have been elected and qualified.

      Pursuant to the By-Laws, the directors may elect a director to fill a term until the following Annual Meeting of Shareholders, providing there is an opening.

      It is intended that votes will be cast pursuant to the enclosed proxy card for the election of the nominees listed in the table below, except for those proxies that withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and each proxy will be voted for each of the six nominees (unless authority is withheld). If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the proxies may recommend in the place of such nominee. We have no reason to believe that any of the nominees will not be candidates or will be unable to serve.

Vote Required

      The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the Board of Directors. The officers and directors, who own over 50% of the outstanding Common Stock (See "Security Ownership" below), have stated that they will vote their shares for the six nominees listed below. The Board of Directors recommends that shareholders vote FOR the nominees listed below. Unless you indicate otherwise, your proxy will be voted for the election of the nominees listed below.

Information Regarding the Nominees

                                                                        Director
   Name (age)                   Position                                  Since
   ----------                   --------                                  -----

   Harold K. Fletcher (1)       Chairman of the Board,                    1982
     (80)                       President and Chief
                                Executive Officer of the
                                Company since 1982;

   George J. Leon               Director; Investment                      1986
     (61)                       Manager and beneficiary of
                                the George Leon Family Trust
                                (investments) since 1993;

   Robert J. Melnick            Director; Vice President of               1998
     (71)                       the Company since 1999; Marketing
                                and Management Consultant for
                                the Company since 1991;

   Jeffrey C. O'Hara, CPA (1)   Director; Director of Operations
     (47)                       and Vice President of the                 1998
                                Company since August, 2005.
                                Independent Financial Consultant
                                from 2001; Chief  Financial
                                Officer from 1999-2000
                                of Alarm Security Group;

   Robert A. Rice               Director; President and                   2004
     (50)                       Owner of Spurwink Cordage, Inc since
                                1998 (textile manufacturing).

   Robert H. Walker             Director; Currently and since 1990        1984
     (69)                       member of  Board of Directors of
                                Robotic Vision Systems, Inc. (RVSI),
                                Executive Vice President of RVSI,
                                1983-1998.

(1)   Mr. O'Hara is the son-in-law of Mr. Harold K. Fletcher.

               CORPORATE GOVERNANCE, BOARD MEETINGS AND COMMITTEES

      The Board of Directors is responsible for supervision of the overall affairs of the Company. The Board held 9 meetings during the fiscal year 2005 and each of the incumbent directors attended at least 75 percent of the Board meetings. Three of the six Directors are independent under Section 121(A) of the Rules of the American Stock Exchange (the "Amex").

      To assist it in carrying out its duties, the Board has delegated certain authority to committees. The Board has established standing Audit and Compensation Committees, and has delegated nominating responsibility to the three Directors who are independent under Section 121(A) of the Rules of the Amex. Our Audit and Compensation Committees consist of only independent, non-employee directors.

Code of Conduct

      The Company has had corporate governance standards and policies, regulating officer, director and employee conduct for many years. In fiscal 2004, we reviewed our standards and policies and incorporated them into our new Code of Business Conduct, which we believe satisfies the rules recently promulgated by the SEC and the Amex. The Code applies to all employees, including our Chief Executive Officer and our Principal Accounting Officer, and is available to any shareholder free of charge, by submitting a written request to the Company, 728 Garden Street, Carlstadt, NJ 07072, Attn: Joseph P. Macaluso.

Audit Committee

      The Audit Committee is responsible for reviewing the Company's financial statements, overseeing the Company's accounting, audits, internal controls, and adherence to its Business Conduct Guidelines. The Committee also appoints and recommends to the Board of Directors the selection of the Company's independent registered public accounting firm and reviews and evaluates the independent registered public accountants compensation, services performed, and procedures for ensuring its independence with respect to the Company. The Board of Directors has adopted the charter written for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement, and the Committee's report is set forth below

      During fiscal 2005, the Audit Committee was composed of Messrs. Robert H. Walker, George J. Leon, and Robert A. Rice, who are not officers or employees of the Company, and all members of the Committee attended all six of the Audit Committee meetings. In the opinion of the Board, and as "independent" is defined under the listing standards of the Amex, Messrs. Walker, Leon and Rice are independent of management and free of any relationship which might interfere with their exercise of independent judgment as members of this committee.

Compensation Committee

      The Compensation Committee, which consisted during fiscal 2005 of George
J. Leon and Robert H. Walker, is responsible for (1) reviewing and evaluating employee stock and other compensation programs and plans, (2) determining the compensation of the Chief Executive Officer, and (3) approving compensation arrangements, including Keyman incentive compensation and stock option grants, for Tel's management and employees.

      The Compensation Committee's Report is set forth below. The Compensation Committee met three times during the 2005 fiscal year, and all members attended all meetings. Messrs. Leon and Walker are independent, as defined in the Amex Rules.

Nominating Committee

      On September 29, 2004, the Board of Directors designated George J. Leon, Robert A. Rice and Robert H. Walker, each of whom is not an employee of the Company, and is an independent director under the Rules of the Amex, to act as a Nominating Committee of the Board pursuant to a "Procedures Resolution" adopted by the Board. A copy of this Procedures Resolution is attached to this Proxy Statement as Exhibit B.

      The Nominating Committee has continued the Company's past practice, of the independent directors meeting prior to the Annual Shareholder's Meeting, and at any other time appropriate, to consider candidates for nominees as directors.

      Candidates for director should have a commitment to enhancing long term shareholder value and possess a high level of personal and professional ethics and sound business judgment. In addition, they should have (a) experience in business, finance, technology or administration, (b) familiarity with the Company, its technology, business and industry, and (c) appreciation of the relationship of the Company's business to changing needs in our society. In order to identify director candidates, the Committee relies on its and the Board's personal business experience and contacts, and its evaluation of any recommended candidates. The Committee does not intend to retain consultants to identify candidates, or to pay fees in this connection.

      The Board of Directors unanimously concluded that it is not appropriate to have a specific policy with regard to shareholder communications to the Board or to director candidates recommended by Shareholders, because (a) the officers and directors own over 50% of the outstanding shares, (b) the remaining shares are limited and relatively widely held, and (c) Shareholders have not submitted recommendations or comments in the past. The Nominating Committee will consider any Shareholder communication and any recommendations, if made in accordance with the following paragraph, by Shareholders owning more than 5% of the outstanding stock for over 1 year, and will make its recommendations for nominees based on the criteria set forth above.

      If a shareholder (or shareholders), who has owned at least 5% of the outstanding Common Stock, for at least 1 year, wishes to submit to the Nominating Committee a recommendation for a nominee as a director, for consideration in connection with the 2006 annual meeting, he may send his recommendation to the Company, Attention: Joseph P. Macaluso, not later than July 7, 2006. The written recommendation must (a) identify the nominee, (b) identify the shareholder or shareholders making the recommendation, (c) provide a written consent of both the recommending shareholder and the recommended nominee to be identified in the Proxy Statement, and (d) provide proof that the security holder or group satisfies the ownership and holding period specified above. The Committee will consider shareholder recommendations, but is not obligated to submit the recommendations to the Board or the shareholders.

      The six candidates for Directors being submitted to Shareholders pursuant to this Proxy Statement were recommended to the Board by the Nominating Committee.

Compensation of Directors

      Directors who are not employees or officers of the Company, receive $1,250 in cash and options, at the then market price, to purchase 1,000 shares, for attendance at each in-person meeting, and $625 in cash and options at the then market price to purchase 500 shares for attendance at each formal telephonic meeting of the Board, or of a standing committee. During fiscal 2005, non-employee directors received the following compensation pursuant to this plan.

                                       Cash Compensation          Stock Options
                                       -----------------          -------------

         George J. Leon                     $11,875                   9,500

         Jeffrey C. O'Hara (1)              $11,875                   9,500

         Robert A. Rice                     $ 7,500                   6,000

         Robert H. Walker                   $11,875                   9,500

      (1) As of August 2005, payments to Mr. O'Hara as a director were terminated, and Mr. O'Hara became a vice president of the corporation and compensated pursuant to a consulting contract with the corporation. See "Executive Compensation" below.

Compliance with Section 16(a) of the Exchange Act

      The Company first became subject to Section 16(a) of the Securities Exchange Act of 1934 in February 2004, when its shares were listed for trading on the Amex. Section 16(a) requires reports to be filed with the SEC, relating to stock ownership of officers, directors, and beneficial owners of 10% or more of the Company stock. For the fiscal year ended March 31, 2005, the Company believes, based on reports filed with it, that all required reports under
Section 16(a) have been filed.

           PROPOSAL 2: RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP
                AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      BDO Seidman, LLP currently serves as the Company's independent registered public accounting firm and that firm conducted the audit of the Company's consolidated financial statements for the fiscal year ended March 31, 2005. The Audit Committee has appointed BDO Seidman, LLP to serve as its independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending March 31, 2006 and recommended to the Board that its appointment be submitted to the shareholders for ratification. The Board concurred with this appointment and with its recommendation. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

      A representative of BDO Seidman, LLP is expected to attend the meeting and will be available to answer stockholder questions, and will have the opportunity to make a statement, if he or she wishes to do so.

Fees Paid to BDO Seidman

For the fiscal years ended March 31, 2005 and 2004, professional services were performed by BDO Seidman, LLP, and fees were paid to it by the Company, as follows:

                                                      2005            2004
                                                      ----            ----

        Audit Fees                                  $77,250         $65,750
        Audit-Related Fees                            2,800            --
                                                    -------         -------
        Total Audit and Audit-Related Fees           80,050          65,750
        Tax Fees                                       --              --
        All Other Fees                                 --              --
                                                    -------         -------
               Total                                $80,050         $65,750
                                                    =======         =======

Audit Fees. This category includes the audit of the Company's consolidated financial statements, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q. It also includes advice on accounting matters which arose during, or as a result of, the audit or the review of interim financial statements, and services which are normally provided in connection with regulatory filings, or in an auditing engagement.

Audit Related Fees. This category includes fees for consultation regarding new requirements imposed by Sarbanes-Oxley for internal control in 2005, and were approved by the audit committee pursuant to policy described on following page. No fees were paid in this category in 2004.

Tax Fees. The Company paid no fees in this category to BDO Seidman in 2005 and 2004.

All Other Fees. The Company paid no fees, in this category, in 2005 and 2004.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit
Services

The Audit Committee has established a policy which requires it to specifically pre-approve all audit and permissible non-audit services, including audit-related and tax services, if any, to be provided by the independent registered public accountant. Preapproval is generally provided for up to one year and is detailed as to the particular service or category of service to be performed, and is subject to a detailed budget. The auditor and management are required to report periodically to the Audit Committee regarding the extent of services performed and the amount of fees paid to date, in accordance with the pre-approval.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY WILL RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP. THE OFFICERS AND DIRECTORS, WHO OWN OVER 50% OF THE OUTSTANDING STOCK, HAVE STATED THAT THEY WILL VOTE THEIR SHARES FOR RATIFICATION. UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL BE VOTED "FOR" RATIFICATION.

Audit Committee Report

      The Audit Committee:

      |X| reviewed and discussed the audited financial statements with respect to the year ended March 31, 2005 with management and with BDO Seidman, LLP, the Company's independent auditors;

      |X| discussed with BDO Seidman, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; and

      |X| discussed with BDO Seidman, LLP their independence, including receipt and review of the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees).

      Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10K for the year ended March 31, 2005, for filing with the Securities and Exchange Commission.

            Submitted by the Audit Committee

            /s/ Robert H. Walker      /s/ George J. Leon     /s/ Robert A. Rice
            --------------------      ------------------     ------------------
            Chairman

                               SECURITY OWNERSHIP

The following table sets forth information known to the Company with respect to the beneficial ownership as of October 5, 2005, of the Company's Common Stock, $.010 par value, of (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee,
(iii) the named Officers, and (iv) all current directors and executive officers as a group.

Name and Address                          Number of Shares          Percentage
----------------                          Beneficially Owned        of Class (1)
----------------                          ------------------        ------------

Named Directors and Officers
----------------------------

Harold K. Fletcher, Director               524,602    (2)(3)          23.7%
and  Chief Executive Officer
728 Garden Street
Carlstadt, NJ 07072

George J. Leon, Director                   323,847    (4)             14.7%
116 Glenview
Toronto, Ontario, Canada M4R1P8

Robert J. Melnick, Director                 36,960    (5)              1.7%
and Vice-President
57 Huntington Road
Basking Ridge, NJ  07920

Jeffrey C. O'Hara, Director                124,180    (6)              5.6%
and Vice President
853 Turnbridge Circle
Naperville, IL 60540

Robert A. Rice, Director                    76,400    (7)              3.5%
5 Roundabout Lane
Cape Elizabeth, ME 04107

Robert H. Walker, Director                  41,463    (8)              1.9%
27 Vantage Court
Port Jefferson, NY 11777

Donald S. Bab, Secretary                    77,034    (9)              3.5%
770 Lexington Ave.
New York, New York 10021

All Officers and Directors               1,223,499    (10)            53.9%
as a Group (8 persons)

(1) The class includes 2,188,231 shares outstanding plus shares outstanding under Rule 13d-3(d)(1) under the Exchange Act. The common stock, deemed to be owned by the named parties, includes stock which is not outstanding but is subject to currently exercisable options held by the individual named. The foregoing information is based on reports made by the named individuals.

(2) Includes 24,681 shares owned by Mr. Fletcher's wife, and 4,254 shares owned by his son. Mr. Fletcher disclaims beneficial ownership of the shares owned by his wife and son.

(3) Includes 24,000 shares subject to currently exercisable stock options owned by Mr. Fletcher. Mr. Fletcher also has convertible, subordinated Promissory Notes totaling $200,000. The Notes can be converted into newly issued common shares sat the conversion price of $2.50 per share (see Certain Relationships and Related Transactions).

(4) Includes 299,517 shares owned by the George Leon Family Trust, of which Mr. Leon is a beneficiary and 13,180 shares subject to currently exercisable stock options. Mr. Leon acts as manager of the trust assets pursuant to an informal family, oral arrangement and disclaims beneficial ownership of the shares owned by the Trust.

(5) Includes 5,360 shares subject to currently exercisable stock options owned by Mr. Melnick.

(6) Includes 12,080 shares subject to currently exercisable stock options owned by Mr. O'Hara.

(7) Includes 400 shares subject to currently exercisable stock options owned by Mr. Rice.

(8) Includes 12,680 shares subject to currently exercisable stock options owned by Mr. Walker.

(9) Mr. Bab also has a 7% convertible debenture in the face amount of $7,500 which is convertible into common stock at $1.50 per share.

(10) Includes 80,720 shares subject to currently exercisable options held by all executive officers and directors of the Company (including those individually named above).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal 2005, the Compensation Committee was composed of Messrs. Leon and Walker, none of whom was or is an officer or employee of the Company, and none of whom had a material business relationship with, or a loan from, the Company.

      Both members were independent as defined under the Securities Exchange Act of 1934, and under the rules of the Amex. The Company has no compensation committee interlocks or insider participation to report.

COMPENSATION COMMITTEE REPORT

Overview

      The Compensation Committee approves or endorses all compensation paid or awarded to senior executives, including the Chief Executive Officer. The Committee is made up only of non-employee directors who do not participate in any of the compensation plans they administer, except that stock options granted to directors are granted under the Employee Stock Option Plan, and which are approved by the Committee and the Board of Directors.

      The Company's success depends on developing, motivating, and retaining executives who have the skills and expertise to lead the organization. The executive compensation program is designed to help achieve these objectives, and is comprised of the following three main components:

            o     Competitive base salaries
            o     Short-term rewards
            o     Long-term incentives

Competitive Base Salaries

      Each year the Committee evaluates the Company's salary structure, based on salaries paid by competitive companies, the Company's business performance, and general financial and economic factors. Specific weights are not given to these factors. Within the salary structure so determined, we determine individual executive salaries based on individual performance, level of responsibility, contribution to Company results, and experience. Based on this analysis, the Committee recommends the CEO's salary to the Board of Directors and endorses salaries for other senior executives.

Short-Term Rewards

      The Company has a key man incentive compensation program. Each year the Committee determines upon a percentage of operating profits to be distributed among senior employees. The percentage determined is based on the general performance of the Company, and the amount of operating profits available for shareholders and for reinvestment in the business.

      The percentage of operating profits so determined is then distributed to senior employees and to a category entitled "other", based on (a) the amount of the employee's base salary, (b) his contribution to the Company, (c) the results of that contribution, (d) an estimated amount of

"special effort" on behalf of the Company, (e) his technical expertise, leadership, and management skills, and (f) the level of the overall compensation paid employees performing similar work in competitive companies.

      A small portion of the overall incentive compensation is paid to "other" employees upon the recommendation of the CEO, based on the foregoing criteria and special circumstances for the fiscal year.

Long-Term Rewards

      The Company grants long-term incentive awards, with a view toward long-term corporate performance and to develop and retain qualified employees.

      The Company uses stock options as long-term incentive awards, granted pursuant to the Company's Incentive Stock Option Plans which also provide the employee with tax benefits. The options, generally, have an exercise price equal to the market price at the time of grant, a number of limitations, and a five-year duration, with 20% of the awarded options vesting at the end of each of the first three years, and 40% at the end of the fourth year on a cumulative basis.

      The number of options granted to an employee is based on individual performance and level of responsibility. For this purpose, the Committee measures performance, in the same way as described above, for short-term awards. The Committee and the Board also consider the total outstanding shares and options, in determining the maximum number of options to grant in any year. The Company does not have required levels for equity holdings of senior management.

CEO Compensation

      Within the framework described above, the Committee determines the CEO's compensation by considering his contributions to the Company's business, the difficulty and progress of the business, the amount of revenues and profit earned, the return to shareholders, and his experience. The Committee does not think narrow quantitative measures or formulas are sufficient for determining the CEO's compensation and the Committee does not give specific weights to the factors considered, but the primary factors are the CEO's contributions and business results.

      In determining the CEO's total compensation, the Committee considered Mr. Fletcher's level of responsibility, his leadership, and his overall contribution as CEO. The Committee also considers the Company's financial resources in determining the CEO's overall compensation.

Summary

      The Compensation Committee is responsible for seeing that the Company's compensation program serves the best interests of its shareholders and employees. The Committee's determination also considers compensation paid other employees in comparable corporations.

      In the opinion of the Committee, the Company continues to have an appropriate and competitive compensation program, which has served the Company and shareholders well. The combination of base salary, short-term bonuses, and emphasis on long term incentives, provides a balanced and stable foundation for effective executive leadership.

Submitted by the Compensation Committee

George J. Leon, Chair
Robert H. Walker

                             EXECUTIVE COMPENSATION

The following table and accompanying notes set forth information concerning compensation for the fiscal years ended March 31, 2005, 2004, and 2003.

       Name and                                # of Stock          (2) (3)Other
 Principal position (1)    Year     Salary      Options            Compensation
------------------------------------------------------------------------------
Harold K. Fletcher         2005    $154,400   15,000 (4)             $ 1,500
Chairman of the Board      2004    $154,400                          $14,500
President and Chief        2003    $147,000   35,000 (4)
$27,500

   Executive Officer

Charles R. Palanzo (8)     2005    $134,300          --                --
Chief Operating Officer    2004    $134,300   15,000 options (6)     $11,300
                           2003    $130,000   35,000 options (6)     $87,100 (7)

(1) Robert J. Melnick, Vice President and director, serves pursuant to a consulting contract that provided $97,400, $98,700, and $95,600 in compensation for each of the fiscal years 2005, 2004, and 2003, respectively, and has received, in fiscal 2005 and 2004, options to purchase 10,000 and 4,000 shares of common stock, respectively, exercisable at the market price on the date of grant.

(2) Represents bonus based on the Company's profitability, except no bonus was paid in 2005 (see note 3 below). See Note 12 to Notes to Consolidated Financial Statements in Form 10-K for related party transaction. The Company also pays medical and life insurance premiums for all its employees, which are not included above.

(3)   This amount includes $1,500 for the Company match in the Company's 401K
      Plan.

(4) The options are exercisable at 110% of the market price on the date of grant. Options are exercisable 20% at each of the first, second, and third anniversary of the grant, and at 40% at the fourth year, cumulatively.

(5) In August 2005, the Company entered into a consulting arrangement with Mr. Jeffrey O'Hara, the son-in-law of Mr. Harold K. Fletcher, CEO and President, pursuant to which Mr. O'Hara was retained as a Vice President - Director of Operations, at a base compensation of $10,000 per month. Mr. O'Hara has committed to a minimum 40 hour per week work schedule at the Company's facilities in New Jersey. Mr. O'Hara will participate in the Company's key man incentive plan, and will receive options to purchase 15,000 shares of common stock, pursuant to the Company's Employee Stock Option Plan, exercisable at the market price at the date of grant.

(6) Employee stock options, see Note 15 to Notes to Consolidated Financial Statements.

(7)   Relocation expenses.

(8)   Mr. Palanzo left by mutual agreement in April 2005.

Stock Option Grants

The following table sets forth information regarding grants of stock options to executive officers during 2005.

                                                              Individual Grants                            Grant Date Value
                         -----------------------------------------------------------------------------    ------------------

                             Number of            % of Total Options
                             Securities           Granted to Employees
                         Underlying Options               in               Exercise Price   Expiration        Grant Date
Name                          Granted                 Fiscal Year           Per Share          Date        Present Value ($)
------------------       ------------------       --------------------     --------------   ----------     -----------------
Harold K. Fletcher           15,000 (1)                   15                   $3.74         12/8/09          22,796 (2)

      (1) The stock options granted to Mr. Fletcher on December 8, 2004 were Incentive Stock Options granted pursuant to the Company's 2003 Employees Stock Option Plan. Such options become exercisable cumulatively at a rate of 20%, 20%, 20%, and 40% on December 8, 2005, December 8, 2006, December 8, 2007, and December 8, 2008, respectively.

      (2) The fair value of these options on the date of grant was estimated using the Black-Scholes option-pricing model with the following assumptions: volatility of 50%; risk-free interest rate of 3.5%, expected life of 5 years; and no future dividends. The dollar amount in this column is not intended to forecast potential future appreciation, if any, of the Company's Common Shares.

Aggregate Options Held and Year-End Option Table

The following table provides information on options held (no options were exercised) during fiscal 2005, by the named executive officers, and the value of each of their respective unexercised options at March 31, 2005.

                         Aggregated Options Held in Last Fiscal Year and FY-end Option Values
                         --------------------------------------------------------------------

       (A)                         (B)                   (C)                     (D)                      (E)
                                                                              Number of           Value of Unexercised
                                                                          Unexercised Options      In-the-Money Options
                                                                               FY-End (#)             FY-End ($) (1)

                             Shares Acquired            Value                Exercisable/            Exercisable/
       Name                  on Exercise (#)          Realized ($)           Unexercisable           Unexercisable
       ----                  ---------------          ------------           -------------           -------------
Harold K. Fletcher                 --                      --                14,000/36,000          $34,680/$68,190

Charles R. Palanzo                 --                      --                20,000/30,000          $55,680/$83,520

(1) Calculated on the basis of fair market value of the underlying securities at March 31, 2005 less the exercise price.

                                PERFORMANCE GRAPH

The following performance graph compares the five-year cumulative total return on the Company's Common Stock, to the S&P 500 Index, and to the S&P Electronics Equipment Manufacturers, assuming $100 was invested on March 31, 2000, and that all dividends were reinvested. The Company did not pay dividends on the Common Stock. These graphs are based on historical data and should not be considered indicative of future returns.

[The following information was depicted as a line chart in the printed material]

                            Comparison of Cumulative
                          Total Return To Shareholders
                      (Includes reinvestment of dividends)

--------------------------------------------------------------------------------------------------------------------------------
                                                Base                                 INDEXED RETURNS
                                               Period                                 Years Ending
--------------------------------------------------------------------------------------------------------------------------------
Company / Index                                 Mar00         Mar01         Mar02         Mar03         Mar04          Mar05
--------------------------------------------------------------------------------------------------------------------------------
TEL-INSTRUMENT ELECTRONICS CORP                 100           66.19         97.28         73.50         140.51        207.52
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                                   100           78.32         78.51         59.07         79.82          85.16
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 ELECTRONIC EQUIPMENT MANUFACTURERS      100           42.06         31.61         16.13         32.03          25.72
--------------------------------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In March 1997, the Company issued convertible, subordinated Promissory Notes to its Chairman/CEO in payment of accrued compensation and accrued expenses due him. Seven Notes were originally issued, each in the face amount of $50,000, and payable seriatim in consecutive years between 1999 and 2005. The maturity dates on several notes were extended by agreement.

      As of March 31, 2005 and 2004, the total principal amount of the remaining unpaid Notes amounted to $200,000 and $250,000, respectively. Effective October 1, 2003, the interest rate was reduced to 4.5% on all matured but unpaid Notes. The Company is required to prepay the outstanding balance of the Notes, and any accrued interest thereon, if the Company sells all or substantially all of its assets. The Notes can be converted into newly issued common shares of the Company at the conversion price of $2.50 per share. The conversion prices shall be adjusted for any stock dividends, stock issuances or capital reorganizations. The Notes may be redeemed by the Company, prior to maturity, upon giving written notice of not less than 30 days or more than 60 days, at a redemption price equal to 120% of the principal, if redeemed two years or more prior to the maturity date, or to 110% of the principal, if redeemed more than one year, but less than two years, prior to the maturity date.

      In May 2004, the Company and its Chairman/CEO renegotiated the terms of the Notes. The five then remaining unpaid Notes became payable seriatim in consecutive years beginning March 31, 2005. $50,000 was paid on March 31, 2005. Any matured, but unpaid Notes, accrue interest at the rate of 4.5% per year.

      The Company has a consulting arrangement with a corporation owned by Mr. Melnick, pursuant to which Mr. Melnick is employed by the Company for a fee paid to his corporation. In fiscal 2005, the Company paid Mr. Melnick's corporation a fee of $97,400, pursuant to this arrangement.

      In August 2005, the Company entered into a consulting arrangement with Mr. Jeffrey O'Hara, the son-law of Mr. Harold K. Fletcher, President and CEO, pursuant to which Mr. O'Hara was retained as a Vice President - Director of Operations, at a base compensation of $10,000 per month. Mr. O'Hara has committed to a minimum 40 hour per week work schedule at the Company's facilities in New Jersey. Mr. O'Hara will participate in the Company's key man incentive plan, and receive options to purchase 15,000 shares of common stock, pursuant to the Company's Employee Stock Option Plan, exercisable at the market price at the date of grant

                              SHAREHOLDER PROPOSALS

Proxy Materials

      If a shareholder wishes to present a proposal for inclusion in the proxy materials for the 2006 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive officers of Tel-Instrument Electronics Corp, 728 Garden St., Carlstadt, NJ 07072, Attn: Joseph P. Macaluso, no later than July 6, 2006. All proposals must conform to the rules and regulations of the Securities and Exchange Commission.

Annual Meeting

      A shareholder must give written notice to the Company of a proposal, not subject to SEC Rule 14a-8, or a nomination, which the shareholder intends to submit at the annual meeting, 45 days before the anniversary of the date on the prior year's Proxy Statement. If the Company does not receive such written notice, prior to such 45 day period, all Proxy cards will be voted at the meeting, as directed by the Board of Directors, in respect of such proposal or nomination.

      No shareholder proposals or notices were received in connection with the 2005 meeting.

      To be timely for the 2006 Annual Meeting, written notice must be received by the Company at the above address, prior to September 20, 2006.

          ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

      A copy of our annual report on Form 10-K for the fiscal year ended March 31, 2005, and a copy of our quarterly report on Form 10-Q for the period ended June 30, 2005, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto, accompany the notice of this annual meeting, proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited, any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Joseph P. Macaluso.

                                                 Sincerely,

                                                 TEL-INSTRUMENT ELECTRONICS CORP

                                                /s/ Harold K. Fletcher
                                                ----------------------
                                                Harold K. Fletcher
                                                Chairman of the Board

Carlstadt, New Jersey
November 4, 2005

                                                                       EXHIBIT A

                                                                October 23, 2002

                        TEL-INSTRUMENT ELECTRONICS CORP.

                             AUDIT COMMITTEE CHARTER

      This Charter shall be reviewed, updated and approved by the Board of Directors of Tel-Instrument Electronics Corporation (the "Company") on an annual basis or as the Board otherwise deems appropriate.

Mandate

      The Audit  Committee of the Board of Directors  shall be  responsible  for
assisting   the   Board   in   overseeing    the   Company's    accounting   and
financial-reporting process, and the audits of its financial, statements. The Committee shall be directly responsible for the appointment, compensation and oversight of the independent public accountant employed by the Company (including resolution of disagreements between Management and the accountant regarding financial reporting) for the purpose of preparing and issuing an audit report and each such independent accountant shall report directly to the Audit Committee.

      The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting or auditing matters, including complaints, anonymous or otherwise, from employees.

      The Committee shall maintain free and open communication (including executive sessions at least annually) with the Company's independent accountants and Chief Executive Officer and Chief Financial Officer.

      In. the exercise of its oversight, the Committee is not responsible for preparing the Company's financial statements, planning or conducting audits or determining that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Such duties remain the responsibility of Management and the Company's independent accountant. In discharging its oversight role, the Committee is empowered to investigate any matter within its mandate, brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Membership

      The Audit Committee is a standing committee of the Board of Directors and shall consist of at least three directors, appointed annually by the Board, all of whom are

"independent" as defined in the Sarbanes-Oxley Act of 2002 (the "Act") and are generally knowledgeable in financial, and accounting matters, including at least one member who shall be a "financial expert" as defined in Rules of the S.E.C. to be promulgated. A member shall be deemed a "financial expert" if, through education and experience as a public accountant or accountant or a principal financial officer, controller, or principal accounting officer of an issuer, or from a position involving the performance of similar functions, he or she has:

            (1) an understanding of generally accepted accounting principles and financial statements;

            (2) experience in --

                  (A) the  preparation  or auditing of financial  statements  of generally comparable issuers; and

                  (B) the application of such principles in, connection with the accounting for estimates, accruals, and reserves;

            (3) experience with internal accounting controls; and

            (4) an understanding of audit committee functions.

      The Board shall appoint one member as Chair, who shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making assignments, and reporting to the full Board.

Meetings

      Meetings shall be held at least once a year. Special meetings may be convened as required. Meetings shall be held at such time and place, and upon such notice, as the Chair may from time to time determine. Meetings of the Audit Committee may be in person or by conference call in accordance with the By-Laws of the Company. A quorum for any meeting will be a majority of its members, and action may be taken by approval if a majority of a quorum. The secretary of the Audit Committee will be the Company secretary, or such other person as is appointed by the Audit Committee. Except as specifically provided in the Charter, the provisions of the By-Laws with respect to Committees of the Board of Directors shall apply to the Audit Committee,

Responsibilities

      To best carry out its responsibilities, the Committee's policies and procedures should remain flexible in order to address changing conditions and should take into account the size of the Company and the degree of complexity in its accounting policies and procedures. Specific responsibilities of the Committee include:

1. Appointment of the independent accountant.

      a. Select, evaluate and recommend the appointment of the independent accountant to be ratified by the shareholders to audit the Company's financial statements, or where appropriate, the replacement of the independent accountant, and approve the compensation of, and retention agreement with the independent accountant for audit services.

      b. Evaluate the independence of the independent accountant, including a review of non audit-related services provided by and related fees charged by the independent accountant.

      c. Obtain a formal written statement, as required by the Independence Standards Board, from the independent accountant delineating relationships between the accountant and the Company and actively engage in dialogue with the independent accountant regarding matters that might reasonably be expected to affect its independence.

      d. Pre-approve all audit and non-audit services to be provided by the independent accountant. The Audit Committee may delegate the authority to grant such pre-approvals to one or more members of the Committee, provided that the pre-approval decision and related services are presented to the Audit Committee at its next regularly scheduled meeting.

2. Review and approve the audit activities at the Company.

            Meet with the independent accountant and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and upon the completion thereof review such audit, including any comments or recommendations of the independent accountant.

3.    Review financial results.

      a. Prior to the release of the Company's unaudited quarterly financial results, review the results with Management and the independent accountant.

      b. Ensure that the independent accountant conducts a SAS 71 ("Interrim Financial Information") review prior to the filing of the Company's Form 10-Q.

      c. Prior to the release of the Company's fiscal year end operating results, review and discuss with Company Management and the independent accountant the audited financial results for the fiscal year, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and estimates, and the clarity of the disclosures in the financial statements.

      d.    At least  annually  discuss  with  the  independent  accountant  the
            matters   described   in  SAS   61   ("Communications   with   Audit
            Committees").

      e. Review with Management and the independent accountant the Company's critical accounting policies and the disclosure regarding those policies in the Company's periodic filings with the S.E.C.

4.    Review systems and reports.

      a. Review with senior Management and the independent accountant the Company's accounting and financial system internal controls, and their adequacy and effectiveness.

      b. Review and discuss The audited financial statements with Management and, if appropriate, the independent accountant, prior to recommending the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K

      c. Provide sufficient opportunity for the independent accountant to meet with the Audit Committee without members of Management present. Among the items to be discussed in these meetings are the independent accountant's evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent accountant received during the course of the audit and quarterly reviews.

5. Review corporate financial policies relating to compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct and fraud.

6. Regularly prepare minutes of all meetings and report its activities to the Board of Directors.

7. Establish procedures to receive and process complaints regarding accounting, internal auditing controls or auditing matters and for employees to make confidential, anonymous complaints regarding questionable accounting or auditing matters.

8. Perform such other specific functions within its mandate as the Board of Directors may from time to time direct, including reviewing and approving all transactions between the Company and any related party, and making such investigations and reviews of the Company and its operations as the Board of Directors may from time to time request.

Resources

      The Company's Chief Financial Officer will be Management's primary liaison to the Committee. The Committee will have access to financial information and resources it deems necessary for it to properly carry out is duties.

                                                                       Exhibit B

                         TEL-INSTRUMENT ELECTRONICS CORP

                              Nominating Procedures

I. Purpose

      The Company Directors who are independent under American Stock Exchange Rule 40l ("Committee") shall meet separately and (i) identify individuals qualified to become directors and recommend them to the Board as nominees for submission to shareholders, (ii) advise the Board with respect to Board composition, compensation, procedures and committees; and (iii) oversee the evaluation of the Board.

II. Organization

      The Committee is expected to have an independent view regarding the affairs of the Company and its management.

      The Committee's chairman shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairman by vote of the majority of the full Committee. The Company's Secretary shall act as secretary of the Committee, and will take and distribute minutes of the Committee's proceedings.

III. Structure and Meetings

      The Committee will generally meet at least once a year and may hold as many additional meetings as it deems necessary to discharge its functions. The chairman of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of meetings and the agenda of items to be addressed at each meeting. The chairman will ensure that the agenda for each meeting is circulated in advance of the meeting. The Committee shall make regular reports to the Board.

IV. Responsibilities

      The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

      1. Recommend to the Board qualified candidates for election and re-election to the Board, including the slate of directors proposed by the Board for election by stockholders at the annual meeting. Candidates shall be chosen with a view to bringing to the Board the best qualified individuals having (a) the desired experience and background, including experience in business, finance, technology, or administration, (b) familiarity with the Company, its technology, business and industry, (c) any qualifications which the Board shall specify and (d) appreciation of the relationship of the

Company's business to changing needs in our society. Director candidates must further be willing to devote the time required to serve. Any new candidate proposed by the Committee shall be discussed with and receive concurrence from the Board prior to the Chairman of the Board extending a formal invitation to the candidate to join the Board;

      2. Evaluate the suitability of candidates;

      3.   Recommend  to  the  Board  a  policy  with  respect  to   shareholder
nominations, and to implement any such policy adopted by the Board;

      4. Review and make recommendations to the Board on all matters concerning directors, including retirement policies and compensation for non-employee directors;

      5. Annually review and evaluate the Committee's own performance;

      6. Annually review the Board's performance and provide such assessments to the Board;

      7. Perform any other activities consistent with this Charter, the Company's By-Laws and governing law as the Committee or the Board deems appropriate.

V. Committee Resources

      The Committee shall have the authority (a) to obtain advice and seek assistance from internal and external legal, accounting and other advisors; (b) to retain and terminate any third party or consultant, including search firms used to identify director candidates, used to assist in the performance of its duties, and (c) to determine the extent of reasonable and necessary compensation to any consultant retained to advise the Committee, and (d) set other consultant retention terms. The Company shall provide all funding deemed reasonable and necessary for such consultants and resources.

                        TEL-INSTRUMENT ELECTRONICS CORP.

                                      PROXY

                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 7, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Harold K. Fletcher and Robert J. Melnick each with full power to act without the other, and with full power of substitution as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Tel-Instrument Electronics Corp., that the undersigned would be entitled to vote, if personally present at the Annual Meeting for Stockholders to be held on December 7, 2005 or any adjournment thereof, upon such business as may properly come before the meeting, including the necesary items set forth below:

      1.    ELECTION OF DIRECTORS:

            NOMINEES: Harold K. FIetcher; George J. Leon; Jeffrey C. O'Hara; Robert J. Melnick; Robert A. Rice; Robert H. Walker

            Mark One Box Only:
            ------------------

            |_|   FOR ALL NOMINEES (except as marked to the contrary below); or

            |_|   WITHHOLD AUTHORITY to vote for all Nominees.

            To withhold authority to vote for an individual Nominee, write that Nominee's name in the space below:

      2. Ratify selection of BDO Seidman, LLP as the registered public accounting firm for the 2006 fiscal year.

                  |_| For          |_| Against         |_| Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

            Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated: ____________________________, 2005

                                       _________________________________________
                                       Signature

                                       _________________________________________
                                       Signature if held jointly

          (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE)

November 4, 2005

To Our Shareholders:

It has been said that the only constant in life is change. This has certainly been true for Tel Instrument Electronics Corp. (Tel, or the Company) over the last year. The competitive marketplace has also become more challenging over the last two years due to a number of factors. These include severe financial problems with many of our key commercial customers (airlines) and funding delays or cancellations on several large military procurements due to Federal budget pressures arising from both natural disasters and from Middle-East hostilities. In addition, the delivery rate under the U.S. Navy AN/APM-480 contract was reduced; as of June 30, 2005, the Company has shipped 1,260 of the 1,300 units ordered. As the cumulative result of these factors, Tel's sales and earnings fell in the 2005 fiscal year.

The good news is that, in March 2005, the Company won a competitive contract to provide the U.S. Navy's next generation navigation/communications flight line tester (CRAFT). This contract currently has production options totaling 750 units, which if exercised, would result in deliveries beginning in early fiscal year 2008. Also very encouraging, in August 2005, this contract was modified to include testing of the next generation of IFF, which should broaden the interest of the other armed forces in this state-of-the-art multi-function test set. The Company believes the CRAFT technology is a significant advance on current products in the marketplace and will form the basis for a new family of test instruments which will materially diversify and modernize our product line and could lead to significant additional sales. Tel is actively pursuing other major government contracts and is continuing its efforts to broaden its markets and products. Sales and operating results for the first six months of the 2006 fiscal year have improved, although near-to-mid-term commercial and military orders have continued to be below expectations.

Fiscal Year 2005

Enclosed is the Company's Annual Report to the SEC on Form 10-K for the fiscal year ending March 31, 2005 (FY05). When compared with FY04, in FY05 sales decreased from $10,704,024 to $10,511,284 (1.8%) and profit before tax decreased from $593,743 to $13,717. A major component of this drop in net income was due to losses from Tel's new marine systems division, Innerspace Technologies, Inc.

First Quarter of Fiscal Year 2006

Also enclosed is the Company's Quarterly Report to the SEC on Form 10-Q for the three months ending June 30, 2005. Compared to last year's first quarter, sales increased from $2,812,800 to $3,150,978 (12%) and income before taxes decreased from $87,517 to $57,991 for the first three months of FY06. Income as a percentage of sales was adversely impacted by additional costs associated with increases in sales, marketing, and product development activities, and by the continuing but reduced loss from the ITI marine systems division.

Backlog and Personnel

Backlog, as of June 30, 2005, was approximately $6,300,000, as compared to about $2,600,000 one year earlier. Our current work force is 61, including engineering contract staff, compared to 57 one year earlier. The new Craft product will continue to entail a substantial engineering commitment and we have added several senior engineers to assist on this project. We have also upgraded our management team over the last year. This included the addition of Jeff O'Hara (a long-time Board member) to the position of V.P. of Operations. In addition to his other duties, Jeff will be responsible for the ITI unit which has begun to make significant progress from both organizational integration and sales perspectives. Our current middle management team continues to grow in experience and responsibility, and we believe that our commitment to expand middle management, made several years ago, is now being rewarded.

To Our Shareholders                      -2-                    November 4, 2005
November 4, 2005

Research and Development

During the last few years, much of our product design effort has been focused on the T-47 family of multi-function military test sets, the TR-220 family of multi-function commercial test sets, the TB-2100 family of multi-function bench test sets, and the continued development of the next generation of IFF test sets. These new designs incorporate advanced hardware and software modules which the Company will use on CRAFT and on other products planned for development over the next several years. The Company has made great progress in increasing its engineering talent and we believe that the core technology which has been developed will have a number of possible applications. While no assurances can be given for any new products, management believes that they represent leading edge products that should do well in the competitive marketplace.

Marketing

Avionics commercial sales declined 17% for the first quarter of FY06 to $562,072, as compared with $681,213 a year earlier, largely as the result of the continuing commercial airline financial difficulties. Avionics government sales increased 25% for the first quarter of FY06 to $2,373,035, as compared with $1,901,858 in the previous year. Export orders continue to be generated by our distributors in England, Italy, Spain, and Australia, and the Company continues to pursue opportunities in overseas markets. As discussed above, the Company continues to explore new markets, both externally, through acquisition, and internally, through foreign sales and new products. Marine systems division sales were $215,871 for the three months ending June 30, 2005, as compared to $229,729 for the same period last year.

Financial

At June 30, 2005, the Company had positive working capital of $4,168,806, as compared to $4,047,116 at March 31, 2005. The Company's credit agreement with Bank of America remains at $1,750,000, against which there has been no takedown.

Shareholder Relations

The Company has continued to issue press releases covering quarterly earnings and other significant events. As previously reported, TIC began trading on the AMEX in February, 2004, and, since then, the stock price has improved. However, management continues to feel it still does not reflect our true value. In response to this, the Board has, with our investment bankers, pursued several previously reported initiatives to increase shareholder value. Closing prices in the AMEX market (symbol: TIK) during the second quarter of calendar year 2005 ranged between $3.22 and $4.48 per share.

Other Initiatives

Other initiatives of the last year include: (1) complying with new Sarbanes-Oxley legislation and adopting audit and compensation committee charters disclosure procedures, strengthened internal controls, and a formal code of ethics, (2) continuing our search for cost reduction and efficiency increase initiatives, (3) continuing our investment in state-of-the-art test equipment and computer-based design tools to support our new product development, and (4) investigating possible new products and markets to broaden our capabilities. Although these initiatives are ongoing, all have yielded positive results.

The Board of Directors and I wish to thank you for your continued support and we hope to see you at the annual shareholders' meeting on December 7, 2005. Whether or not you are able to attend in person, I urge you to read the enclosed materials, sign and date the enclosed proxy, and return it promptly in the enclosed envelope. If you do attend in person, you may withdraw your proxy and vote personally on any matters properly brought before the annual meeting.

Sincerely,

Harold K. Fletcher
President and Chairman